UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 4, 2016
____________________

FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 4, 2016, Finjan Holdings, Inc. (the “Company”) issued a press release announcing that on March 29, 2016, the stay was lifted in Finjan v. Symantec (3-14-cv-02998-HSG). Finjan and Symantec Corp. (NASDAQ: SYMC) jointly submitted a Case Management Statement to the Northern District of California District Court requesting the Court to lift the stay based on the recent decisions by the Patent Trial and Appeal Board (“PTAB”) of the U.S. Patent and Trademark Office rejecting Symantec’s petitions to institute Inter Partes Review (“IPR”) on seven of Finjan’s eight asserted patents. The parties are to submit a joint schedule to the Court by April 15, 2016, outlining all dates and events leading up to and including the trial.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 4, 2016, entitled “Court Lifts Stay in Finjan v. Symantec – Trial to Proceed Against Symantec on Eight of Finjan’s U.S. Patents.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: April 4, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer